                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of July 1, 1996 96-6 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1997 to March 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1997.

                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  ---------------------------

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                              7.05%, 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997

                                CUSIP#'S  393505-NW8,NX6,NY4,NZ1,PA4,PB2
                                TRUST ACCOUNT #80-4141300
                                REMITTANCE DATE: 4/15/97

                                                     Total $          Per $1,000
                                                      Amount           Original
                                                  -------------       ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                               $6,624,796.97

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                             0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                          6,624,796.97

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate(6.15%)              6.15%
         b. Class A-1 Interest                       153,422.77       2.95043788
         c. Class A-2 Remittance Rate(6.55%)              6.55%
         d. Class A-2 Interest                       152,833.33       5.45833321
         e. Class A-3 Remittance Rate(6.75%)              6.75%
         f. Class A-3 Interest                       315,000.00       5.62500000
         g. Class A-4 Remittance Rate(7.05%)              7.05%
         h. Class A-4 Interest                       393,625.00       5.87500000
         i. Class A-5 Remittance Rate(7.35%)              7.35%
         j. Class A-5 Interest                       183,750.00       6.12500000
         k. Class A-6 Rimittance Rate (7.95%)             7.95%
         l. Class A-6 Interest                     1,115,484.38       6.62500003

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                       .00              .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                              7.05%, 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 2


                                CUSIP#'S  393505-NW8,NX6,NY4,NZ1,PA4,PB2
                                TRUST ACCOUNT #80-4141300
                                REMITTANCE DATE: 4/15/97

                                                    Total $          Per $1,000
                                                     Amount            Original
                                                 --------------     ------------
   (4)  Remaining:
        a. Unpaid Class A Interest
           Shortfall                                        .00              .00
B. Principal
   (5)  Formula Principal Distribution
         Amount                                    2,731,066.65              N/A
        a. Scheduled Principal                       474,420.50              N/A
        b. Principal Prepayments                   1,552,423.06              N/A
        c. Liquidated Contracts                      438,547.08              N/A
        d. Repurchases                                      .00              N/A
        e. Current Month Advanced Principal        1,061,524.10              N/A
        f. Prior Month Advanced Principal          (795,848.09)              N/A

   (6)  Pool Scheduled Principal Balance         451,266,632.47

   (6b) Adjusted Pool Principal Balance          450,205,108.37     947.80017826
   (6c) Pool Factor                                  0.94780018
   (7)  Unpaid Class A Principal Shortfall
         (if any) following prior Remittance date           .00
   (8)  Class A Percentage for such Remittance
         Date                                            92.13%
   (9)  Class A Percentage for the following
         Remittance Date                                 92.09%
   (10) Class A Principal Distribution:
        a. Class A-1                               2,731,066.65      52.52051250
        b. Class A-2                                        .00              .00
        c. Class A-3                                        .00              .00
        d. Class A-4                                        .00              .00
        e. Class A-5                                        .00              .00
        f. Class A-6                                        .00              .00
        g. Class A-7                                        .00              .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 3

                                                      CUSIP#'S 393505-
                                                      NW8,NX6,NY4,NZ1,PA4,PB2
                                                      TRUST ACCOUNT #80-4141300
                                                      REMITTANCE DATE: 4/15/97


                                                                Total $                  Per $1,000
                                                                Amount                    Original
                                                             -------------             --------------
 (11)               Class A-1 Principal Balance              27,205,083.37              523.17468019
 (11a)                    Class A-1 Pool Factor                  .52317468

 (12)               Class A-2 Principal Balance              28,000,000.00              1000.0000000
 (12a)                    Class A-2 Pool Factor                 1.00000000

 (13)               Class A-3 Principal Balance              56,000,000.00              1000.0000000
 (13a)                    Class A-3 Pool Factor                 1.00000000

 (14)               Class A-4 Principal Balance              67,000,000.00              1000.0000000
 (14a)                    Class A-4 Pool Factor                 1.00000000

 (15)               Class A-5 Principal Balance              30,000,000.00              1000.0000000
 (15a)                    Class A-5 Pool Factor                 1.00000000

 (16)               Class A-6 Principal Balance             168,375,000.00              1000.0000000
 (16a)                    Class A-6 Pool Factor                 1.00000000

 (17)               Unpaid Class A Principal Shortfall
                    (if any) following current Remittance
                    Date                                               .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 4

                                                      CUSIP#'S 393505-
                                                      NW8,NX6,NY4,NZ1,PA4,PB2
                                                      TRUST ACCOUNT #80-4141300
                                                      REMITTANCE DATE: 4/15/97

C.       Aggregate Scheduled Balances and Number of Delinquent
         Contracts as of Determination Date
 (18)    31-59 days                               3,748,563.79      108

 (19)    60 days or more                          3,463,167.75       99

 (20)    Current Month Repossessions                660,286.67       23

 (21)    Repossession Inventory                   2,638,730.06       88


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22) Average Sixty-Day Delinquency Ratio Test

    (a)  Sixty-Day Delinquency Ratio for current Remittance Date     .77%

    (b)  Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                .71%

(23) Average Thirty-Day Delinquency Ratio Test

    (a)  Thirty-Day Delinquency Ratio for current Remittance Date    .83%

    (b)  Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                .89%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 5


                                                       CUSIP#'S 393505-
                                                       NW8,NX6,NY4,NZ1,PA4,PB2
                                                       TRUST ACCOUNT #80-4141300
                                                       REMITTANCE DATE: 4/15/97

(24) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                        0.07%

(25) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date   186,550.92

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                        .29%

(26) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                           16.26%

(27) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                   .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                             7.87%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
                    PASS-THROUGH CERTIFICATES,SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997          CUSIP NO. 393505PD8
                                    Page 6             TRUST ACCOUNT #80-4143800
                                                       REMITTANCE DATE: 4/15/97

                                                       Total $       Per $1,000
                                                        Amount        Original
                                                    -------------  -------------
CLASS M1 CERTIFICATES
---------------------
(28)   Amount available (including Monthly
       Servicing Fee)                                1,579,614.84

A.     Interest
(29)   Aggregate interest
       a. Class M-1 Remittance Rate (8.05%,
          unless Weighted Average Contract
          Rate is below 8.05%)                              7.95%
       b. Class M-1 Interest                           251,750.00     6.62500000

(30)   Amount applied to Class M-1 Interest
       Deficiency Amount                                      .00              0

(31)   Remaining unpaid Class M-1 Interest
       Deficiency Amount                                      .00              0

(32)   Amount Applied to:
       a. Unpaid Class M-1 Interest Shortfall                 .00              0

(33)   Remaining:
       a. Unpaid Class M-1 Interest Shortfall                 .00              0

B.     Principal
(34)   Formula Principal Distribution Amount                  .00            N/A
       a. Scheduled Principal                                 .00            N/A
       b. Principal Prepayments                               .00            N/A
       c. Liquidated Contracts                                .00            N/A
       d. Repurchases                                         .00            N/A

(35)   Class M-1 Principal Balance                  38,000,000.00  1000.00000000
(35a)  Class M-1 Pool Factor                           1.00000000

(36)   Class M-1 Percentage for such Remittance
       Date                                                  .00%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997         CUSIP NO. 393505PD8
                                    Page 7            TRUST ACCOUNT #80-41413800
                                                      REMITTANCE DATE: 4/15/97

                                                       Total $        Per $1,000
                                                        Amount         Original
                                                    ------------      ----------
(37)   Class M-1 Principal Distribution:
       a. Class M-1 (current)                                .00      0.00000000
       b. Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                               .00

(38)   Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date            .00

(39)   Class M-1 Percentage for the following
       Remittance Date                                      .00%

Class B1 Certificates
---------------------
(1)    Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including Monthly
       Servicing Fee)                               1,327,864.84

(2)    Class B-1 Remittance Rate (8.10% unless
       Weighted Average Contract Rate is
       below 8.10%)                                        8.00%

(3)    Aggregate Class B1 Interest                    126,666.67      6.66666684

(4)    Amount applied to Unpaid Class
       B1 Interest Shortfall                                 .00             .00

(5)    Remaining unpaid Class B1
       Interest Shortfall                                    .00             .00

(6)    Amount applied to Class B1 Interest
       Deficiency Amount                                     .00

(7)    Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                     .00

(8)    Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date              .00

(8a)   Class B Percentage for such Remittance Date           .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%, 8.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997           CUSIP NO. 393505PE6,PF3
                                    Page 8              REMITTANCE DATE: 4/15/97

                                                        Total $       Per $1,000
                                                         Amount        Original
                                                     -------------    ----------
(9)    Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)                  .00

(10a)  Class B1 Principal Shortfall                            .00

(10b)  Unpaid Class B1 Principal Shortfall                     .00

(11)   Class B Principal Balance                     35,625,025.00

(12)   Class B1 Principal Balance                    19,000,000.00

Class B2 Certificates
---------------------
(13)   Remaining Amount Available                     1,201,198.17

(14)   Class B-2 Remittance Rate (8.45%
       unless Weighted Average Contract
       Rate is less than 8.45%)                              8.35%

(15)   Aggregate Class B2 Interest                      115,682.47    6.95833360

(16)   Amount applied to Unpaid Class
       B2 Interest Shortfall                                   .00           .00

(17)   Remaining Unpaid Class B2 Interest Shortfall            .00           .00

(18)   Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date                .00

(19)   Class B2 Principal Liquidation Loss Amount              .00

(20)   Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                                    .00

(21)   Guarantee Payment                                       .00

(22)   Class B2 Principal Balance                    16,625,025.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%, 8.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997           CUSIP NO. 393505-PE6,PF3
                                    Page 9              REMITTANCE DATE: 4/15/97

                                                        Total $       Per $1,000
                                                         Amount        Original
                                                      ------------    ----------
(23)   Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company or Green
       Tree Financial Corporation is not the
       Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class
       B-2 Distribution Amount; if the Company
       or Green Tree Financial Corporation
       is the Servicer)                                 189,055.01

(24)   3% Guarantee Fee                                 896,460.69

(25)   Class C Residual Payment                                .00

(26)   Class M-1 Interest Deficiency on such
       Remittance Date                                         .00

(27)   Class B-1 Interest Deficiency on such
       Remittance Date                                         .00

(28)   Repossessed Contracts                            660,286.67

(29)   Repossessed Contracts Remaining
       in Inventory                                   2,638,730.06

(30)   Weighted Average Contract Rate                     10.33011